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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 26, 2013
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 26, 2013, Raul Alvarez was appointed to the Board of Directors (the “Board”) of Realogy Holdings Corp. (“Realogy Holdings”) and the Board of Managers of Realogy Holdings' indirect wholly owned subsidiary, Realogy Group LLC.
Mr. Alvarez has been determined by the Board to be an independent director for purposes of the listing standards of The New York Stock Exchange. With Mr. Alvarez's appointment, the Realogy Holdings Board now consists of eight directors, six of whom, or 75%, are independent directors.
Mr. Alvarez, age 58, spent 15 years in executive leadership positions with McDonald's Corporation, most recently as president and chief operating officer from August 2006 until his retirement in December 2009. Prior to joining McDonald's, he held executive positions with Wendy's International, Inc. (1990-1994), and the Burger King Corporation (1977-1989). Currently, Mr. Alvarez serves as executive chairman of Skylark Co., Ltd., a restaurant operator in Japan, a position he has held since January 2013.
The Realogy Holdings Board has not yet determined the committee or committees of the Board on which Mr. Alvarez will serve.
Mr. Alvarez will receive compensation for his service as a director in accordance with the Realogy Holdings' director compensation guidelines set forth on pages 12 and 13 of the Realogy Holdings' 2013 proxy statement filed with the Securities and Exchange Commission on March 25, 2013, and "Item 5. Other Events” of Realogy Holdings' Form 10-Q for the three months ended March 31, 2013, which sections of the proxy statement and Form 10-Q are incorporated herein by reference.
There have been no transactions and there are no currently proposed transactions in which the Realogy Holdings or Realogy Group was or is to be a participant and in which Mr. Alvarez had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Richard A. Smith
Name: Richard A. Smith
Title: Chairman, Chief Executive Officer and President

Date: August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Richard A. Smith
Name: Richard A. Smith
Title: Chairman, Chief Executive Officer and President
Date: August 26, 2013